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                               VANGUARD STAR FUND
                             PROSPECTUS SUPPLEMENT
                               NOVEMBER 27, 1995

Vanguard STAR Fund (the "Fund") has recently received an order of the Securities and Exchange Commission permitting the Fund to acquire up to 100% of the voting shares of any of the funds in The Vanguard Group of Investment Companies (the "Vanguard Funds") in which it invests. The recent order supersedes a prior order which permitted the Fund to operate as a "fund of funds" (purchasing shares of other mutual funds) subject to the limitation that STAR could not acquire more than 10% of the outstanding voting shares of any Vanguard Fund it acquired. The recent order also permits the Board of Directors/Trustees of the Vanguard Funds to modify the Funds' Service Agreement to provide that STAR may become a member of The Vanguard Group of Investment Companies without bearing duplicative capital contribution or expense allocation costs.

                                                       PSTR